Offerings - Offering: 1	Jun. 08, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 32,300,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 4,460.63
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,370,262.601 Shares (approximately 100.00% of the net assets of the Fund as of May 29, 2026) based on a net asset value per Share as of close of business on May 29, 2026 of $23.55. Amount of Filing Fees was calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by the Section 6(b) Filing Fee Rate Advisory for Fiscal Year 2026.